Cooper Standard Fourth Quarter & Full Year 2012 Earnings Call February 26, 2013 Exhibit 99.2

cooperstandard 2
Safe Harbor
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved.
Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.  Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our lean manufacturing and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability attract and retain key personnel; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio;
environmental and other regulations; legal proceedings or commercial and contractual disputes that we may be involved in; the possible volatility of our annual effective tax rate; our ability to generate sufficient cash to service our indebtedness, obtain future financing, and meet dividend obligations on our 7% preferred stock; our underfunded pension plans; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; the ability of certain stockholders to nominate certain members of the board of directors; and operating and financial restrictions imposed on us by our bond indenture and credit agreement.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jeff Edwards Chief Executive Officer Executive Overview Fourth Quarter and Full Year 2012

cooperstandard 4 Executive Overview • Strategy • Managing European downturn • Emerging market expansions • Key leadership appointments to facilitate growth cooperstandard 5
First 120 Day CEO Plan
Day
0-45
Listen & Learn
Define the Vision
/ Path Forward
Unwavering
Execution
• Met with Top 50 management
• Met with plant management
teams
• Visited global tech centers
• Visited facilities in 9 countries
• Engaged with 11 customers
• Met with 6 business partners
Day
45-120
Day
120+
• Determine capabilities
• Analyze current portfolio
performance
• Explore organization model
• Determine human capital
needs
• Create vision
• Develop strategic priorities
• Install process capabilities
• Create priorities for capital and
innovation
• Prioritize organizational
resources

cooperstandard
Key Elements to Success
•
Make shareholder value creation our over-arching objective
• Have relentless
focus on our customers
– develop deep insight
into their needs and consistently beat our competition in most effectively serving such needs
• Achieve
profitable growth –
grow the top line and expand margins
•
Invest in our people and excel in the few essential capabilities required to win
•
Build an operating model that enables and sustains success –
transform our people into a distinct competitive advantage

cooperstandard 7
Strategic Priorities
• Focus on our customers, develop deep insight
into their needs and how to most effectively serve them
• Finalize product growth strategy
• Accelerate profitable growth … Brazil, India, China,
Southeast Asia
• North America – continue to invest in infrastructure to
support growth
• Restructure Europe manufacturing footprint
– Serbia, Romania (complete), Turkey and Poland
• Focus on building centers of excellence within
our global functional organizations
• Invest in Russia and Indonesia footprint

Financial Overview Fourth Quarter and Full Year 2012 Allen Campbell Chief Financial Officer

cooperstandard
Q4 and FY 2012 Revenue

$ USD Millions
Q4 2011 Revenue: $695.7
Q4 2012 Revenue: $697.1
FY 2011 Revenue: $2,853.5
FY 2012 Revenue: $2,880.9
Note: Numbers subject to rounding
$0
$100
$200
$300
$400
North
America
Europe Asia Pacific South
America
$343.6
$271.4
$51.5
$29.1
$364.5
$235.8
$56.7
$40.1
$0
$300
$600
$900
$1,200
$1,500
$1,800
North
America
Europe Asia Pacific South
America
$1,417.3
$1,078.2
$218.5
$139.5
$1,503.7
$1,016.6
$213.2
$147.4

cooperstandard
Q4 and FY 2012 Performance

$ USD Millions, except per share amounts
Q4 2011 Q4 2012 FY 2011 FY 2012
Sales 695.7 697.1 2,853.5   2,880.9
Gross Profit 97.6 99.7 450.6 438.9
SGA 66.7 74.8 257.6 281.3
Operating Profit 22.9 (2.1) 125.2 103.3
Net Income 23.2 (9.9) 102.8        102.8
Fully Diluted EPS $0.84 ($0.57) $3.93  $4.14
Adjusted EBITDA 66.6 70.9 324.1 298.0
% Margin 9.6% 10.2% 11.4% 10.3%
Note: Numbers subject to rounding

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions
Net income
Provision (benefit) for income tax expense
EBITDA
Restructuring
Adjusted EBITDA
Twelve Months Ended Dec 31, 2012
Net interest expense
Depreciation and amortization
EBITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 20
Net gain on partial sale of joint venture
(31.5)
44.8
122.7
238.8
25.8
-
298.0
Inventory fair value -
102.8
Acquisition costs -
Impairment charges 10.1
Payments to former CEO and transition cost 11.5
Others -
Stock based compensation 9.8
Noncontrolling interest deferred tax valuation reversal 2.0
Note: Numbers subject to rounding

Cooper Standard Non-Consolidated Joint Venture Sales
Joint Venture Partner Product Country
Huayu-Cooper Sealing SAIC/HASCO Sealing China
Nishikawa Cooper  Nishikawa Rubber Sealing U.S.
Nishikawa Tachaplalert Cooper Nishikawa Rubber Sealing Thailand
Sujan CSF India Magnum Elastomers AVS India
$ million
$2,854
$2,881
$3,175
$3,288
Non-Consolidated Sales up 27%
cooperstandard 12
Non-Consolidated JV
Sales in Asia Pacific, as reported
Sales in other regions, as reported
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2011 2012
$2,802
$2,824
$52
$57
$321
$407

cooperstandard

Q4 and FY 2012 Cash Flow and Key Financial Ratios
Note: Numbers subject to rounding
Cash Balance as of December 30, 2011 $ 361.7
Cash used (91.1)
Cash Balance as of December 30, 2012 $ 270.6
ABL Revolver 125.0
Letters of Credit (27.0)
Total Liquidity $ 368.6
($ USD Millions)
Q4 2012 FY  2012
Cash from business $43.9 $209.3
Pension funding - US (3.3) (30.1)
Changes in operating assets & liabilities 65.8 (94.8)
Cash from operations 106.4 84.4
Capital expenditures (39.6) (131.1)
Cash from (used) in operations including CAPEX 66.8 (46.7)
Acquisition of business, net cash acquired - (1.1)
Purchase of noncontrolling interest (2.0) (2.0)
Proceeds from sale of assets 5.6 14.6
Dividends – Preferred Stock (1.7) (6.8)
Financing activities 1.6 (5.5)
Repurchase of preferred stock (1.9) (6.8)
Repurchase of common stock (16.3) (36.9)
Foreign exchange/other 0.7 0.1
Net cash used $52.8 $(91.1)
• Net leverage = $212.8 million
• Net leverage ratio = 0.7
• Interest coverage ratio = 6.7
• No major debt maturity until 2018
Key Financial Ratios

cooperstandard 14
2013 Guidance
• Sales growth: 1% to 2%
• Capital expenditures: $150 million - $170 million
• Cash restructuring: $40 million - $50 million
• Cash taxes: $35 million - $45 million
Guidance assumptions:
• North American production: 15.6 million units
• Europe (including Russia) production: 18.7 million units
• Average full exchange rate: $1.25 / 1 Euro

Questions & Answers

cooperstandard 16
Summary
•
Complete 120 day plan
•
Align organization to support customer
•
Leverage footprint and capabilities to win global
platforms
•
Attract and retain key talent to drive growth
– Appointed Asian and European Presidents
– Appointed executive to oversee emerging markets
•
Continue a relentless focus on our customers
through global support and innovation

Appendix

cooperstandard 18
Net Leverage Ratio as of Dec 31, 2012
(1) Includes cash and non-cash restructuring.
(2) Proportionate share of restructuring costs related to FMEA joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
Note: Numbers subject to rounding
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Dec 30,
2012
Net income $    23.8 $    77.3 $    11.6 $       (9.9) $    102.8
Provision for income tax expense 8.1 (46.2) 5.4 1.2 (31.5)
Interest expense, net of interest income 11.2 10.8 11.3 11.5 44.8
Depreciation and amortization 31.6 30.5 29.1 31.5 122.7
EBITDA $    74.7 $    72.4 $    57.4 $      34.3 $    238.8
Restructuring (1) 6.1 (0.5) 10.2 13.0 28.8
Noncontrolling interest restructuring (2) (0.3) - (0.2) (2.5) (3.0)
Stock-based compensation (3) 2.7 2.2 2.4 2.5 9.8
Impairment charges (4) - - - 10.1 10.1
Payment to former CEO and transition cost (5) - - - 11.5 11.5
Noncontrolling deferred tax valuation reversal (6) - - - 2.0 2.0
Adjusted EBITDA $    83.2 $    74.1 $    69.8 $      70.9 $    298.0
Net Leverage
Debt payable within one year 32.6
Long-term debt 450.8
Less: cash and cash equivalents (270.6)
Net Leverage 212.8
Net Leverage Ratio 0.7

cooperstandard 19
Adjusted EBITDA as a Percent of Sales as of Dec 31,2012
Note: Numbers subject to rounding
($ USD Millions)
(1) Includes cash and non-cash restructuring.
(2) Proportionate share of restructuring costs related to FMEA joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
Three Months Ended
Twelve
Months
Ended
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Dec 30,
2012
Net income $    23.8 $    77.3 $    11.6 $       (9.9) $    102.8
Provision for income tax expense 8.1 (46.2) 5.4 1.2 (31.5)
Interest expense, net of interest income 11.2 10.8 11.3 11.5 44.8
Depreciation and amortization 31.6 30.5 29.1 31.5 122.7
EBITDA $    74.7 $    72.4 $    57.4 $      34.3 $    238.8
Restructuring (1) 6.1 (0.5) 10.2 13.0 28.8
Noncontrolling interest restructuring (2) (0.3) - (0.2) (2.5) (3.0)
Stock-based compensation (3) 2.7 2.2 2.4 2.5 9.8
Impairment charges (4) - - - 10.1 10.1
Payment to former CEO and transition cost (5) - - - 11.5 11.5
Noncontrolling deferred tax valuation reversal
(6)
- - - 2.0 2.0
Adjusted EBITDA $    83.2 $    74.1 $    69.8 $      70.9 $    298.0
Sales 765.3 734.5 684.0 697.1 2,880.9
Adjusted EBITDA as a percent of Sales 10.9% 10.1% 10.2% 10.2% 10.3%

cooperstandard
Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under
GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.